UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  June 21, 2010

SILLENGER EXPLORATION CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-53420 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)

277 Lakeshore Rd. E. Suite # 206, Oakville, Ontario (Address of principal executive offices)		L6J 1H9 (Zip Code)

Registrant’s telephone number, including area code  (905) 582-2434

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

EXPLANATORY NOTE

This Amendment No.1 to Form 8-K is being filed to revise and amend “Item 4.01Change in Registrant’s Certifying Accountant” included in the Current Report on Form 8-K filed on June 21, 2010 to include a letter from the Registrant’s previous Independent Auditors, Silberstein Ungar, PLLC.

Form 8-K	Sillenger Exploration Corp.	Page 2

Item 4.01	Changes in Registrant’s Certifying Accountant

Incorporated by reference from the Registrant's Current Report on Form 8-K filed on June 21, 2010.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
16.1	Letter from Silberstein Ungar, PLLC dated June 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sillenger Exploration Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SILLENGER EXPLORATION CORP.

Dated: June 22, 2010	By:	/s/ John Gillespie
John Gillespie –CEO & President
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